EXHIBIT 10.29

                                TWELFTH AMENDMENT

         THIS AMENDMENT is entered into as of October 31, 1995, by and among NORTH ATLANTIC TECHNOLOGIES, INC., a Minnesota Corporation (the "Company"), WILLIS D. HEIM ("HEIM"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"). In consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all of the parties, the parties agree as follows:

         1. The Credit Agreement dated December 21, 1987, by and between the Borrower and Bank, as amended (the "Credit Agreement"), is amended as follows:

                  The definition of Termination Date in Section 1 of the Credit Agreement is amended to read as follows:

                  "Termination Date": January 2, 1996, or such earlier date on which the Commitment is terminated pursuant to Section 6.02.

         2. Heim consents and agrees to the amendment set forth herein, and agrees that the Guaranty guarantees payment of the Note and all amendments, extensions, renewals and replacements thereof and all other Guaranteed Obligations as described in the Guaranty, and agrees that the Pledge Agreement secures the Note and all amendments, extensions, renewals, and replacements thereof and all other Secured Obligations as described in the Pledge Agreement. The Company consents and agrees to the amendments set forth herein.

         3. Except as amended herein, all provisions of the Credit Agreement, the Note, the Guaranty, and the Pledge Agreement remain in full force and effect. No provision of the Amendment can be amended, modified, waived, or terminated, except by a writing executed by all of the parties hereto. This Amendment shall bind and benefit the parties and their respective heirs, representatives, successors and assigns; provided, neither the Company nor Heim shall assign any of its or his rights or obligations hereunder without the Bank's prior written consent, and any assignment in violation of this sentence shall be null and void. The Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

         Executed as of October 31, 1995.

                                     NORTH ATLANTIC TECHNOLOGIES, INC.

                                     By   /s/  David Paulin
                                     Title   Vice President

                                     FIRST BANK NATIONAL ASSOCIATION


                                     By   /s/  Paul R. Braun
                                     Title   Vice President

                                          /s/  Willis D. Heim
                                     Willis D. Heim, Individually